UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2014

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

1018 West 8th Avenue, Suite A

King of Prussia, PA 19406

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)                                 On September 15, 2014, Christopher K. Mirabelli, Ph.D., provided Trevena, Inc. (the “Company”) with notice of his intention to resign from the Board of Directors of the Company (the “Board”), effective as September 17, 2014.  At the time of these resignations, Dr. Mirabelli was serving on the Compensation Committee of the Board.  Dr. Mirabelli indicated in his letter to the Company that his decision to resign was based solely on personal reasons, and not due to any disagreement with the Company or concerns relating to the Company’s operations, policies or practices.

(d)                                 On September 17, 2014, the Board appointed Adam M. Koppel, M.D., Ph.D., as an independent member of the Board, effective as of the same date.  Dr. Koppel is expected to serve as a director until the expiration of his term as a Class I director at the Company’s 2017 annual meeting of stockholders and also will serve on the Audit Committee of the Board.

Dr. Koppel will participate in Trevena’s non-employee director compensation program, as described on pages 47 through 48 of Trevena’s proxy statement for the 2014 annual meeting of stockholders filed with the Securities and Exchange Commission (the “SEC”) on April 11, 2014.  A description of the non-employee director compensation program also is contained within Exhibit 10.1, as referenced below and incorporated in this Item 5.02(d) by reference.

A copy of the Company’s press release announcing the appointment of Dr. Koppel to the Board is attached to this report as Exhibit 99.2.

Item 8.01                                           Other Events.

On September 16, 2014, the Company issued a press release announcing that the U.S. Patent and Trademark Office has granted U.S. Patent No. 8,835,488 covering TRV130.  A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                     Financial Statements of Business Acquired:   Not applicable

(b)                     Pro Forma Financial Information:   Not applicable

(c)                      Exhibits

Number	Description
10.1+	Non-Employee Director Compensation Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K as previously filed with the SEC on July 1, 2014).
99.1*	Press release dated September 16, 2014
99.2*	Press release dated September 18, 2014.

*                 Filed herewith.

+                 Indicates management contract or compensatory plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: September 18, 2014	By:	/s/ John M. Limongelli
John M. Limongelli
Sr. Vice President, General Counsel & Corporate Secretary

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated September 16, 2014.
99.2	Press release dated September 18, 2014.

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